THE CHINA-U.S. GROWTH FUND

Supplement Dated March 29, 2007 to the
Prospectus Dated March 1, 2007
As supplemented to date

     Effective June 1, 2007, the following replaces the first bullet under the heading “Principal Strategies” on page 1 of the Prospectus:

  Invests at least 80% of its net assets in equity securities of issuers that are economically tied to China (including Hong Kong and Taiwan) or the U.S.

     Effective June 1, 2007, the following replaces the second paragraph under the heading “Investment Objective and Principal Strategy” on page 1 of the Prospectus:

Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of issuers that are economically tied to China (including Hong Kong and Taiwan) or the United States. The Fund may invest the remainder of its net assets in investments that are not economically tied to either country.